#54

# Figure 3 - Tenure Location Map


Fort St. John
Terrace
Quesnel
Williams Lake
Revelstoke
Vancouver
Victoria
Trail
Legend
Indian Reserves
National Parks
Parks
Mineral Tenure (current)
Mineral Claim
Mineral Lease
Mineral Reserves (current)
Survey Parcels
BCGS Grid
Contours (1:250K)
Transportation - Points (TRIM)
Helipad
Transportation - Lines (TRIM)
Airfield
Airport
Airstrip
Ferry Route
555071
555087
555078
555068
555079
555065
555069
555066
555074
594123
594092
576611
576612
555728
518270
594287
0
1100
2200 m.
Map center: 49° 59' 18" N, 117° 43' 22" W
Scale: 1:61,317

This map is a user generated static output from an Internet mapping site and is for general reference only. Data layers that appear on this map may or may not be accurate, current or otherwise reliable. THIS MAP IS NOT TO BE USED FOR NAVIGATION